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                                                                   EXHIBIT 23(e)

                      [Letterhead of KPMG Accountants N.V.]


                         Consent of Independent Auditors

We consent to the reference to our firm under the captions "Selected Historical Financial Data" and "Experts" and to the use of our report dated March 16, 2000 in the Registration Statement on Form F-4 and related Prospectus/Proxy Statement of ING Groep N.V. to be filed on June 27, 2000.

Amsterdam, The Netherlands

June 27, 2000

/s/ KPMG Accountants N.V.